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                                                                   EXHIBIT 23.2
                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-61452, 333-44078, 333-69481) of Sterling
Financial Corporation of our report dated February 8, 2001 relating to the consolidated financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Los Angeles, CA
March 13, 2002


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